Asset Retirement Obligations	12 Months Ended
Dec. 31, 2011
Asset Retirement Obligation Disclosure [Abstract]
Asset Retirement Obligations

The following table provides a summary of changes in asset retirement obligations:

	Year Ended December 31,
thousands	2011	2010

Carrying amount of asset retirement obligations at beginning of year	$44,777	$55,862
Liabilities incurred	15,390	800
Liabilities settled	—	(104)
Accretion expense	3,781	3,740
Revisions in estimated liabilities	(679)	(15,521)
Carrying amount of asset retirement obligations at end of year	$63,269	$44,777

The increase in asset retirement obligations for the year ended December 31, 2011, is primarily a result of the liabilities incurred in connection with the acquisition of the Platte Valley assets (see Note 2). Revisions in estimates for the year ended December 31, 2010, related primarily to a decrease in the inflation rate.